The Advisors’ Inner Circle Fund III

KNIGHTS OF COLUMBUS REAL ESTATE FUND

Class S Shares: KCRSX ● I Shares: KCRIX

Summary Prospectus | March 1, 2024

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.kofcassetadvisors.org/kadv/en/solutions/funds.html. You can also get this information at no cost by calling 1-844-KC-Funds (1-844-523-8637), by sending an e-mail request to KofCFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2024, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Knights of Columbus Real Estate Fund (the “Real Estate Fund” or the “Fund”) seeks total return through a combination of current income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in I Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	I Shares	Class S Shares
Management Fees	0.85%	0.85%
Other Expenses	0.20%	0.40%
Shareholder Servicing Fees	None	0.20%
Other Operating Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.05%	1.25%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%	1.20%

[1]

Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors” or the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, non-routine expenses and any class-specific expenses (including Shareholder Servicing Fees) (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of each of the Fund’s share classes until February 28, 2025 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
I Shares	$102	$329	$575	$1,278
Class S Shares	$122	$392	$682	$1,507

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in real estate securities. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders.

For purposes of the Fund’s 80% investment policy, real estate securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”), as well as derivatives and other instruments that have economic characteristics similar to such securities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate, or finance real estate. REOCs are publicly traded corporations that engage in the development, management or financing of real estate. The Fund considers a company to be a real estate company if the company derives the majority of its earnings before interest, depreciation and amortization from the ownership, management and development of income-producing real estate, or the financing of real estate. The Fund may invest in securities of companies with any market capitalization.

The Fund may seek to enhance current income by writing (selling) covered call options.

The Fund seeks to make investment decisions consistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “USCCB Guidelines”), and therefore, the Fund is designed to avoid investments in companies that are believed to be involved with abortion, contraception, pornography, stem cell research/human cloning, weapons of mass destruction, or other enterprises that conflict with the USCCB Guidelines. As part of the screening process for the Fund, the Adviser uses information from a third-party environmental, social, and governance research firm and consults with experts to assess the policies and practices of companies based on the criteria set forth in the USCCB Guidelines. Based on such assessments, the Adviser compiles and maintains a list of companies that it determines to be inconsistent with the USCCB Guidelines (the “Restricted Securities List”). The Fund seeks to avoid investments in companies identified through this process. The policies and practices of the companies selected for the Fund are monitored for various issues contemplated by the USCCB Guidelines. If Ranger Global Real Estate Advisors, LLC (“Ranger” or the “Sub-Adviser”), the Fund’s sub-adviser, becomes aware that the Fund is invested in a company whose policies and practices are inconsistent with the USCCB Guidelines, the Sub-Adviser may sell the company’s securities or otherwise exclude future investments in such company. The criteria used to screen out companies for the Fund may be modified from time to time to seek to maintain alignment with any changes to the USCCB Guidelines.

In selecting investments to buy for the Fund, the Sub-Adviser combines a quantitative screening process with a qualitative stock selection process. The Sub-Adviser first screens companies based on quantitative metrics that the Sub-Adviser believes are highly correlated to long-term creation of shareholder value, including, but not limited to, insider ownership, management tenure, cash flow growth rate and balance sheet leverage. The Sub-Adviser then assesses the companies that meet the screening criterion based on certain qualitative factors, including management quality, external growth potential, corporate governance, quality and location of assets, lease terms, tenant credit quality, debt structure and financial flexibility. The Sub-Adviser may sell an investment held by the Fund when there is a change in the factors supporting the investment or the Sub-Adviser identifies a more attractive investment opportunity.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Sector Emphasis Risk – The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the

Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Real Estate Sector Risk – Securities of companies principally engaged in the real estate sector may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended.

Real Estate Investment Trusts Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed elsewhere in this section. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Covered Call Risk – Covered call risk is the risk that the issuer of the call option will forgo any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying security declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Preferred Stock Risk – Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than the company’s bonds and other debt instruments.

Catholic Values Investing Risk – The Fund considers the USCCB Guidelines in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) fully with all of the principles contained in the USCCB Guidelines. The process of screening out companies and maintaining the Restricted Securities List that is based on criteria set forth in the USCCB Guidelines relies in part on third-party information or data that may be inaccurate, unavailable or outdated, which could cause the Fund to inadvertently hold securities of companies that conflict with the USCCB Guidelines. For example, to the extent there are changes to the USCCB Guidelines, there could be a significant delay before the changes are fully incorporated into the screening process and reflected in the Restricted Securities List. This may cause the Fund to be invested for a period of time in companies that conflict with the USCCB Guidelines. Although the Fund’s investment approach seeks to identify and screen out companies that are inconsistent with the USCCB Guidelines, investors may differ in their views of what companies fit within this category of investments. As a result, to the extent an investor intends to invest in a manner consistent with the investor’s interpretation of the USCCB Guidelines, an investment in the Fund may fail to achieve such objective.

Small- and Mid- Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s I Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Class S Shares had not commenced operations as of the date of this prospectus. Therefore, performance information for Class S Shares is not presented. Class S Shares would have substantially similar performance as I Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Class S Shares are higher than the expenses of I Shares, in which case the returns for Class S Shares would be lower than those of I Shares.

Updated performance information is available on the Fund’s website at www.kofcassetadvisors.org or by calling toll-free to 1-844-KC-FUNDS (1-844-523-8637).

BEST QUARTER	WORST QUARTER
16.00%	(25.71)%
(06/30/2020)	(03/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Knights of Columbus Real Estate Fund	1 Year	Since Inception (09/30/2019)
Fund Returns Before Taxes
I Shares	8.09%	3.78%
Fund Returns After Taxes on Distributions
I Shares	7.11%	0.45%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
I Shares	4.76%	1.67%
Bloomberg US 3000 REIT Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	11.34%	2.83%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)[1]	13.73%	2.81%

[1]

On February 29, 2024, the Fund’s benchmark changed from the FTSE NAREIT Equity REITs Index to the Bloomberg US 3000 REIT Total Return Index because the Adviser believes that the Bloomberg US 3000 REIT Total Return Index better reflects the Fund’s investment strategies.

Investment Advisers

Knights of Columbus Asset Advisors LLC serves as investment adviser to the Fund. Ranger Global Real Estate Advisors, LLC serves as investment sub-adviser to the Fund.

Portfolio Manager

Andrew J. Duffy, CFA, Managing Partner, Chief Investment Officer and Senior Portfolio Manager at Ranger, has managed the Fund since its inception in 2019.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase I Shares of the Fund for the first time, you must invest, in the aggregate, at least $25,000 in one or more Knights of Columbus Funds. If you hold I Shares of a Knights of Columbus Fund, you may purchase I Shares of the same Fund, or purchase I Shares of any other Knights of Columbus Fund, in amounts of at least $250. However, these minimum initial and subsequent investment requirements for I Shares of the Fund do not apply to clients of the Adviser who participate in, and purchase I Shares through, a fee-based investment advisory program sponsored by the Adviser or its affiliates. The Adviser currently sponsors a fee-based investment advisory program through which I Shares is the only class of shares of the Fund available for purchase by participating clients. For additional information about this program, please contact the Adviser.

There is no minimum initial or subsequent investment amount for Class S Shares of the Fund.

The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at Knights of Columbus Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Knights of Columbus Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-844-KC-FUNDS (1-844-523-8637).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

KOC-SM-009-0600